UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 21, 2017 (December 20,2017)

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Background. As previously disclosed, OceanFirst Financial Corp., a Delaware corporation (the “Company”), Sun Bancorp, Inc., a New Jersey corporation (“Sun”), and Mercury Merger Sub Corp., a New Jersey corporation and a wholly-owned subsidiary of the Company (“Merger Sub”) have entered into that certain Agreement and Plan of Merger, dated as of June 30, 2017 (the “Merger Agreement”), pursuant to which (i) Merger Sub will merge with and into Sun (the “First-Step Merger”), with Sun surviving the First-Step Merger, and (ii) immediately following the effective time of the First-Step Merger (the “Effective Time”), Sun will merge with and into the Company (the “Second-Step Merger” and, together with the First-Step Merger, the “Integrated Mergers”), with the Company surviving the Second-Step Merger. Immediately following the completion of the Integrated Mergers, as previously disclosed, Sun National Bank (“Sun Bank”) will merge with and into OceanFirst Bank (the “Bank”) pursuant to that certain Agreement and Plan of Merger, dated as of June 30, 2017, by and between Sun Bank and the Bank (the “Bank Merger” and, together with the Integrated Mergers, the “Transactions”). The Bank will be the surviving bank in the Bank Merger.
Director Appointments. On December 20, 2017, as contemplated by the terms of the Merger Agreement, the Board of Directors of the Company (the “Company Board”) approved (i) the expansion of the size of the Company Board to fourteen members and (ii) the appointment of Anthony Coscia and Grace Torres, each being current members of the Board of Directors of Sun, to the Company Board, in each case, to be effective as of and contingent upon the occurrence of the Effective Time. In addition, on December 20, 2017, as contemplated by the terms of the Merger Agreement, the Board of Directors of the Bank (the “Bank Board”) approved (a) the expansion of the size of the Bank Board to fourteen members and (b) the appointment of Mr. Coscia and Ms. Torres to the Bank Board, in each case, to be effective as of and contingent upon the occurrence of the effective time of the Bank Merger. Mr. Coscia’s term will expire at the 2019 annual meeting of the Company’s stockholders, and Ms. Torres’s term will expire at the 2020 annual meeting of the Company’s stockholders.
At this time, neither Mr. Coscia nor Ms. Torres has been named to serve on any committee of the Company Board or the Bank Board, nor has the Company Board or the Bank Board identified any committees to which such individuals are expected to be appointed. Neither Mr. Coscia nor Ms. Torres has engaged in any transaction with the Company that would be reportable under Item 404(a) of Regulation S-K.
The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 3, 2017 and is incorporated into this Item 5.02 by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 20, 2017, the Company Board adopted a change to the Company’s Bylaws, which were effective upon adoption. The Bylaws, in amended and restated form, are filed herewith as Exhibit 3.2 and incorporated herein by reference. The Bylaws were updated to amend Section 1(d) of Article II to delete the requirement that members of the Company Board have a residence in the State of New Jersey, and Section 10 of Article II to remove the mandatory retirement age for members of the Company Board. Prior to this amendment, directors were prohibited from standing for re-election to the Board of Directors following his or her 72nd birthday.

ITEM 8.01	OTHER EVENTS
The information set forth above under Item s 5.02 and 5.03 are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

3.2	Amended and Restated Bylaws of OceanFirst Financial Corp.

Cautionary Notes on Forward-Looking Statements
This report contains forward-looking statements. These forward-looking statements may include: management plans relating to the Transaction; the expected timing of the completion of the Transaction; the ability to complete the Transaction; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. The Company does not assume any duty and does not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that the Company anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in Sun’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q, those included under Item 1A “Risk Factors” in Sun’s most recent Quarterly Report on Form 10-Q, those disclosed in the Company’s and Sun’s respective other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Transaction may not be timely completed, if at all; that prior to the completion of the Transaction or thereafter, the Company’s and Sun’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that outstanding customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers, employees and other constituents to the Transaction; and diversion of management time on merger-related matters. For any forward-looking statements made in this report or in any documents, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information about the Proposed Transaction

This communication is being made in respect of the proposed Transaction involving the Company and Sun. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the proposed Transaction, the Company has filed with the SEC and the SEC has declared effective, a definitive Registration Statement (File No. 333-220235) on Form S-4, as amended by that certain Amendment No. 1 to Form S-4, containing a joint proxy statement/prospectus and other documents regarding the proposed Transaction. Before making any investment decision, the respective investors and stockholders of the Company and Sun are urged to carefully read the entire joint proxy statement/prospectus that the Company and Sun have mailed to their respective stockholders and any other relevant documents filed by either company with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the Company, Sun and the proposed Transaction. Copies of the joint proxy statement/prospectus may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to OceanFirst Financial Corp., 975 Hooper Avenue, Toms River, New Jersey 08753, Attn: Jill Apito Hewitt, Senior Vice President and Investor Relations Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Dated:	December 21, 2017	/s/ Steven J. Tsimbinos
Steven J. Tsimbinos
Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit
3.2	Amended and Restated Bylaws of OceanFirst Financial Corp.